BUSINESS COMBINATIONS (Tables)	6 Months Ended
Jun. 30, 2025
BUSINESS COMBINATIONS
Schedule of Pro forma consolidated revenue
	Six Months Ended June 30,
	2025	2024
Revenue	$-	$181
Net loss	$(1,683,115)	$(2,251,030)

Schedule of Fair value of identifiable assets acquired and liabilities assumed
Property and equipment	$77,799
Intellectual property	1,389,678
Accounts payable	(387,598)

Fair value of identifiable assets acquired and liabilities assumed	$1,079,879